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                                                                       EXHIBIT 6


                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company, Insignia Properties, L.P., AIMCO/IPT, Inc. and Cooper River Properties, L.L.C. agree that the Amendment No. 20 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: February 9, 2001
                                               AIMCO PROPERTIES, L.P.

                                               By: AIMCO-GP, INC.
                                                   (General Partner)

                                               By: /s/Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                               AIMCO-GP, INC.

                                               By: /s/Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                               APARTMENT INVESTMENT
                                               AND MANAGEMENT COMPANY

                                               By: /s/Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                               COOPER RIVER PROPERTIES, L.L.C.

                                               By: /s/Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                               AIMCO/IPT, INC.

                                               By: /s/Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President

                                                     INSIGNIA PROPERTIES, L.P.

                                               By: AIMCO/IPT, INC.
                                                   (General Partner)

                                               By: /s/Patrick J. Foye
                                                   -----------------------------
                                                   Executive Vice President